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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K
                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 11, 2003



                          EXTENDED SYSTEMS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                    000-23597               82-0399670
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)



                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (208) 322-7575
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS.

     On November 11, 2003, Extended Systems Incorporated, a Delaware corporation, issued a press release announcing that the company has named Valerie Heusinkveld Chief Financial Officer and Vice President-Finance and that former Chief Financial Officer and Vice President-Finance Karla Rosa has resigned. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             Exhibit 99.1 Extended Systems Incorporated Press Release issued November 11, 2003.
























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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 25, 2003               EXTENDED SYSTEMS INCORPORATED


                                       By: /s/ Charles W. Jepson
                                           ----------------------------------
                                           Charles W. Jepson
                                           Chief Executive Officer and President



















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                                  EXHIBIT INDEX

Exhibit
Number
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 99.1      Extended Systems Incorporated Press Release issued November 11, 2003.



























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